Exhibit 99.2

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF INCOME - GAAP

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 1a

	2016				2015						% Change
	1Q	2Q	3Q	Sep YTD	1Q	2Q	3Q	Sep YTD	4Q	Dec YTD	3Q	Sep YTD

Sales	$9,312	$9,844	$10,536	$29,692	$9,425	$9,785	$10,073	$29,283	$10,215	$39,498	5%	1%

Costs, Expenses and Other
Materials and production	3,572	3,578	3,409	10,559	3,569	3,754	3,761	11,084	3,850	14,934	-9%	-5%
Marketing and administrative	2,318	2,458	2,393	7,169	2,601	2,624	2,472	7,698	2,615	10,313	-3%	-7%
Research and development	1,659	2,151	1,664	5,475	1,737	1,670	1,500	4,906	1,797	6,704	11%	12%
Restructuring costs	91	134	161	386	82	191	113	386	233	619	42%	—
Other (income) expense, net	48	19	22	88	55	739	(170)	624	905	1,527	*	-86%
Income Before Taxes	1,624	1,504	2,887	6,015	1,381	807	2,397	4,585	815	5,401	20%	31%
Income Tax Provision (Benefit)	494	295	699	1,487	423	119	566	1,108	(166)	942
Net Income	1,130	1,209	2,188	4,528	958	688	1,831	3,477	981	4,459	19%	30%
Less: Net Income Attributable to Noncontrolling Interests	5	4	4	13	5	1	5	12	5	17
Net Income Attributable to Merck & Co., Inc.	$1,125	$1,205	$2,184	$4,515	$953	$687	$1,826	$3,465	$976	$4,442	20%	30%
Earnings per Common Share Assuming Dilution	$0.40	$0.43	$0.78	$1.62	$0.33	$0.24	$0.64	$1.22	$0.35	$1.56	22%	33%

Average Shares Outstanding Assuming Dilution	2,795	2,789	2,786	2,791	2,865	2,850	2,836	2,850	2,813	2,841
Tax Rate	30.4%	19.6%	24.2%	24.7%	30.6%	14.7%	23.6%	24.2%	-20.4%	17.4%

* 100% or greater

Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

MERCK & CO., INC.

GAAP TO NON-GAAP RECONCILIATION

THIRD QUARTER 2015

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2c

		Acquisition and
		Divestiture-		Restructuring		Certain Other		Adjustment
	GAAP	Related Costs (1)		Costs (2)		Items (3)		Subtotal	Non-GAAP

Materials and production	$3,761	1,184		70				1,254	$2,507
Marketing and administrative	2,472	26		17				43	2,429
Research and development	1,500	(71)		17				(54)	1,554
Restructuring costs	113			113				113	—
Other (income) expense, net	(170)	7				(283)		(276)	106
Income Before Taxes	2,397	(1,146)		(217)		283		(1,080)	3,477
Tax Provision (Benefit)	566	(248	)(4)	(57	)(4)	119	(4)	(186)	752
Net Income	1,831	(898)		(160)		164		(894)	2,725
Net Income Attributable to Merck & Co., Inc.	1,826	(898)		(160)		164		(894)	2,720
Earnings per Common Share Assuming Dilution	$0.64	(0.32)		(0.06)		0.06		(0.32)	$0.96

Tax Rate	23.6%								21.6%

Only the line items that are affected by non-GAAP adjustments are shown.

Merck is providing non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends.  Management believes that providing this information enhances investors’ understanding of the company’s performance.  Management uses this information internally for planning and forecasting purposes and to measure the performance of the company along with other metrics.  Senior management’s annual compensation is derived in part using non-GAAP income and non-GAAP EPS.  This information should be considered in addition to, but not as a substitute for or superior to, information prepared in accordance with GAAP.

(1) Amounts included in materials and production costs primarily reflect $1.2 billion of expenses for the amortization of intangible assets recognized as a result of acquisitions.  Amounts included in marketing and administrative expenses reflect integration, transaction and certain other costs related to business acquisitions, including severance costs which are not part of the company’s formal restructuring programs, as well as transaction and certain other costs related to divestitures.  Amount included in research and development expenses represents income resulting from a reduction in the estimated fair value of liabilities for contingent consideration.

(2) Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to activities under the company’s formal restructuring programs.

(3) Primarily reflects a $250 million gain on the divestiture of certain migraine clinical development programs.

(4) Represents the estimated tax impact of the reconciling items based on applying the statutory rate of the originating territory of the non-GAAP adjustments.

MERCK & CO., INC.

GAAP TO NON-GAAP RECONCILIATION

NINE MONTHS ENDED SEPTEMBER 30, 2015

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2d

		Acquisition and
		Divestiture-		Restructuring		Certain Other		Adjustment
	GAAP	Related Costs (1)		Costs (2)		Items (3)		Subtotal	Non-GAAP

Materials and production	$11,084	3,675		280				3,955	$7,129
Marketing and administrative	7,698	389		70				459	7,239
Research and development	4,906	63		34				97	4,809
Restructuring costs	386			386				386	—
Other (income) expense, net	624	7				418		425	199
Income Before Taxes	4,585	(4,134)		(770)		(418)		(5,322)	9,907
Tax Provision (Benefit)	1,108	(805	)(4)	(145	)(4)	(251	)(5)	(1,201)	2,309
Net Income	3,477	(3,329)		(625)		(167)		(4,121)	7,598
Net Income Attributable to Merck & Co., Inc.	3,465	(3,329)		(625)		(167)		(4,121)	7,586
Earnings per Common Share Assuming Dilution	$1.22	(1.16)		(0.22)		(0.06)		(1.44)	$2.66

Tax Rate	24.2%								23.3%

Only the line items that are affected by non-GAAP adjustments are shown.

Merck is providing non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends.  Management believes that providing this information enhances investors’ understanding of the company’s performance.  Management uses this information internally for planning and forecasting purposes and to measure the performance of the company along with other metrics.  Senior management’s annual compensation is derived in part using non-GAAP income and non-GAAP EPS.  This information should be considered in addition to, but not as a substitute for or superior to, information prepared in accordance with GAAP.

(1) Amounts included in materials and production costs reflect $3.6 billion of expenses for the amortization of intangible assets recognized as a result of acquisitions, as well as $76 million of amortization of purchase accounting adjustments to inventories related to the Cubist Pharmaceuticals, Inc. acquisition.  Amounts included in marketing and administrative expenses reflect integration, transaction and certain other costs related to business acquisitions, including severance costs which are not part of the company’s formal restructuring programs, as well as transaction and certain other costs related to divestitures.  Amounts included in research and development expenses primarily reflect in-process research and development (“IPR&D”) impairment charges.

(2) Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to activities under the company’s formal restructuring programs.

(3) Primarily reflects foreign exchange losses of $715 million to devalue the company’s net monetary assets in Venezuela and a $250 million gain on the divestiture of certain migraine clinical development programs.

(4) Represents the estimated tax impact of the reconciling items based on applying the statutory rate of the originating territory of the non-GAAP adjustments.

(5) Includes the estimated tax impact of the reconciling items based on applying the statutory rate of the originating territory of the non-GAAP adjustments, as well as a net benefit of $370 million on the settlement of certain federal income tax issues.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

THIRD QUARTER 2016

(AMOUNTS IN MILLIONS)

Table 3a

	Global			U.S.			International
	3Q 2016	3Q 2015	% Change	3Q 2016	3Q 2015	% Change	3Q 2016	3Q 2015	% Change
TOTAL SALES (1)	$10,536	$10,073	5	$5,063	$4,749	7	$5,474	$5,324	3
PHARMACEUTICAL	9,443	8,925	6	4,710	4,382	7	4,733	4,543	4

Primary Care and Women’s Health
Cardiovascular
Zetia	671	633	6	411	406	1	261	228	15
Vytorin	273	302	-10	109	122	-11	164	180	-9

Diabetes
Januvia	1,006	1,014	-1	568	628	-10	438	386	13
Janumet	548	562	-2	241	274	-12	307	288	7

General Medicine & Women’s Health
NuvaRing	195	190	3	144	135	7	51	56	-7
Implanon / Nexplanon	148	176	-16	97	107	-10	51	69	-26
Follistim AQ	101	95	6	49	37	31	52	57	-10
Dulera	97	133	-27	92	128	-28	6	5	21

Hospital and Specialty
Hepatitis
Zepatier	164			152			13

HIV
Isentress	372	377	-1	215	204	5	157	173	-9

Hospital Acute Care
Cubicin	320	325	-2	264	291	-9	56	35	60
Invanz	152	153	-1	93	89	4	59	64	-7
Noxafil	147	132	11	65	61	7	82	71	15
Cancidas	142	139	2	8	6	48	134	133	0
Bridion	139	89	56	24			115	89	29
Primaxin	77	75	3	1	1	-39	76	74	4

Immunology
Remicade	311	442	-30				311	442	-30
Simponi	193	178	8				193	178	8

Oncology
Keytruda	356	159	124	188	109	72	168	50	237
Emend	137	141	-3	91	88	4	46	53	-13
Temodar	78	83	-6	5	6	-22	73	77	-5

Diversified Brands
Respiratory
Singulair	239	201	19	6	10	-44	233	191	22
Nasonex	94	121	-22	20	41	-51	74	80	-7

Other
Cozaar / Hyzaar	131	150	-12	4	7	-41	128	143	-11
Arcoxia	114	123	-7				114	123	-7
Fosamax	68	86	-21	2	4	-47	66	83	-20
Zocor	54	56	-3	3	5	-43	51	51	1

Vaccines
Gardasil / Gardasil 9	860	625	38	737	556	33	124	69	78
ProQuad / M-M-R II / Varivax	496	390	27	419	327	28	77	64	21
Zostavax	190	179	6	138	145	-5	52	34	54
Pneumovax 23	175	138	27	122	103	19	53	35	51
RotaTeq	171	160	7	123	115	7	48	45	8

Other Pharmaceutical (2)	1,224	1,298	-8	319	377	-15	900	917	-2

ANIMAL HEALTH (3)	865	827	5	237	226	5	628	601	4

Other Revenues (3)(4)	228	321	-29	116	141	-18	113	180	-37

(1)  Only select products are shown.

(2)  Includes Pharmaceutical products not individually shown above.  Other Vaccines sales included in Other Pharmaceutical were $135 million and $99 million on a global basis for third quarter 2016 and 2015, respectively.

(3)  Amounts reflect a reclassification of certain revenues between Animal Health and Other Revenues.

(4)  Other revenues are comprised primarily of alliance revenue, third-party manufacturing sales and miscellaneous corporate revenues, including revenue hedging activities.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

SEPTEMBER YEAR-TO-DATE 2016

(AMOUNTS IN MILLIONS)

Table 3b

	Global			U.S.			International
	Sep YTD	Sep YTD		Sep YTD	Sep YTD		Sep YTD	Sep YTD
	2016	2015	% Change	2016	2015	% Change	2016	2015	% Change
TOTAL SALES (1)	$29,692	$29,283	1	$13,792	$12,907	7	$15,899	$16,376	-3
PHARMACEUTICAL	26,247	25,755	2	12,792	11,953	7	13,455	13,802	-3

Primary Care and Women’s Health
Cardiovascular
Zetia	1,985	1,836	8	1,253	1,160	8	731	676	8
Vytorin	843	942	-11	341	356	-4	502	586	-14

Diabetes
Januvia	2,976	2,942	1	1,748	1,777	-2	1,228	1,165	5
Janumet	1,624	1,625		724	749	-3	899	877	3

General Medicine & Women’s Health
NuvaRing	571	538	6	421	373	13	150	165	-9
Implanon / Nexplanon	446	437	2	308	265	16	138	172	-20
Dulera	331	383	-14	314	369	-15	18	15	19
Follistim AQ	268	288	-7	121	123	-1	146	164	-11

Hospital and Specialty
Hepatitis
Zepatier	326			308			18

HIV
Isentress	1,050	1,137	-8	546	603	-9	504	534	-6

Hospital Acute Care
Cubicin (2)	969	805	20	824	722	14	145	83	76
Noxafil	434	360	21	202	156	30	232	204	14
Invanz	409	424	-4	239	235	2	170	189	-10
Cancidas	406	436	-7	18	19	-2	388	417	-7
Bridion	343	262	31	42			301	262	15
Primaxin	231	228	2	3	5	-42	228	222	3

Immunology
Remicade	999	1,398	-29				999	1,398	-29
Simponi	581	505	15				581	505	15

Oncology
Keytruda	919	352	161	481	261	84	438	90	386
Emend	405	396	2	266	245	8	140	151	-7
Temodar	216	238	-9	10	6	60	207	232	-11

Diversified Brands
Respiratory
Singulair	705	658	7	30	26	14	675	632	7
Nasonex	425	625	-32	161	308	-48	264	317	-17

Other
Cozaar / Hyzaar	389	524	-26	13	23	-43	376	501	-25
Arcoxia	342	361	-5				342	361	-5
Fosamax	217	277	-22	3	10	-69	214	267	-20
Zocor	150	168	-11	9	15	-43	141	153	-7

Vaccines
Gardasil / Gardasil 9	1,631	1,410	16	1,371	1,159	18	259	252	3
ProQuad / M-M-R II / Varivax	1,236	1,096	13	1,053	936	13	182	160	14
RotaTeq	489	441	11	356	320	11	133	121	10
Zostavax	464	503	-8	363	402	-10	102	101	1
Pneumovax 23	403	354	14	267	250	7	136	104	31

Other Pharmaceutical (3)	3,464	3,806	-11	997	1,080	-8	2,468	2,726	-9

ANIMAL HEALTH (4)	2,594	2,499	4	726	643	13	1,868	1,856	1

Other Revenues (4)(5)	851	1,029	-17	274	311	-12	576	718	-20

(1)  Only select products are shown.

(2)  Reflects sales following the acquisition of Cubist Pharmaceuticals, Inc. by Merck on January 21, 2015.

(3)  Includes Pharmaceutical products not individually shown above.  Other Vaccines sales included in Other Pharmaceutical were $329 million and $253 million on a global basis for September YTD 2016 and 2015, respectively.

(4)  Amounts reflect a reclassification of certain revenues between Animal Health and Other Revenues.

(5)  Other revenues are comprised primarily of alliance revenue, third-party manufacturing sales and miscellaneous corporate revenues, including revenue hedging activities.

MERCK & CO., INC.

PHARMACEUTICAL GEOGRAPHIC SALES

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3c

											%
	2016				2015						Change
	1Q	2Q	3Q	Sep YTD	1Q	2Q	3Q	Sep YTD	4Q	Full Year	3Q

TOTAL PHARMACEUTICAL	$8,104	$8,700	$9,443	$26,247	$8,266	$8,564	$8,925	$25,755	$9,027	$34,782	6

United States	3,913	4,169	4,710	12,792	3,637	3,934	4,382	11,953	4,285	16,238	7
% Pharmaceutical Sales	48.3%	47.9%	49.9%	48.7%	44.0%	45.9%	49.1%	46.4%	47.5%	46.7%

Europe (1)	1,914	1,997	1,935	5,846	2,024	1,896	1,920	5,841	1,873	7,714	1
% Pharmaceutical Sales	23.6%	23.0%	20.5%	22.3%	24.5%	22.1%	21.5%	22.7%	20.8%	22.2%

Japan	620	673	812	2,105	627	629	564	1,820	785	2,605	44
% Pharmaceutical Sales	7.7%	7.7%	8.6%	8.0%	7.6%	7.3%	6.3%	7.1%	8.7%	7.5%

Asia Pacific	806	890	914	2,611	809	822	854	2,485	946	3,431	7
% Pharmaceutical Sales	9.9%	10.2%	9.7%	9.9%	9.8%	9.6%	9.6%	9.6%	10.5%	9.9%

China	337	353	350	1,040	318	335	353	1,005	339	1,344	-1

Latin America	359	430	448	1,237	630	676	585	1,891	512	2,403	-23
% Pharmaceutical Sales	4.4%	4.9%	4.7%	4.7%	7.6%	7.9%	6.5%	7.3%	5.7%	6.9%

Eastern Europe/Middle East Africa	272	314	364	950	321	372	380	1,074	402	1,476	-4
% Pharmaceutical Sales	3.4%	3.6%	3.9%	3.6%	3.9%	4.3%	4.3%	4.2%	4.5%	4.2%

Canada	147	170	184	501	170	167	159	496	172	668	16
% Pharmaceutical Sales	1.8%	2.0%	1.9%	1.9%	2.1%	2.0%	1.8%	1.9%	1.9%	1.9%

Other	73	57	76	205	48	68	81	195	52	247	-6
% Pharmaceutical Sales	0.9%	0.7%	0.8%	0.8%	0.6%	0.8%	0.9%	0.8%	0.6%	0.7%

(1) Europe primarily represents all European Union countries and the European Union accession markets.

MERCK & CO., INC.

OTHER (INCOME) EXPENSE, NET - GAAP

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 4

OTHER (INCOME) EXPENSE, NET

			SEP YTD	SEP YTD
	3Q16	3Q15	2016	2015
INTEREST INCOME	$(87)	$(68)	$(244)	$(214)
INTEREST EXPENSE	170	165	513	503
EXCHANGE LOSSES (1)	3	228	79	1,038
EQUITY INCOME FROM AFFILIATES	(21)	(63)	(59)	(210)
Other, net (2)	(43)	(432)	(201)	(493)
TOTAL	$22	$(170)	$88	$624

(1) Included in foreign exchange losses for the first nine months of 2015 is a $715 million charge recorded in the second quarter in connection with the devaluation of the company’s net monetary assets in Venezuela.

(2) Other, net in the third quarter and first nine months of 2015 includes a $250 million gain on the divestiture of certain migraine clinical development programs.